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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of Event Reported):
                                  May 25, 2001

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                                 TELIGENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



          000-23387                                     54-18665620
   ------------------------               ------------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)



                               8065 Leesburg Pike
                                    Suite 400
                             Vienna, Virginia 22182
                    (Address of principal executive offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (703) 762-5100


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Item 5.  Other Events

On May 25, 2001, Howard Jonas resigned as Chairman of the Board and a director of Teligent, Inc.'s Board of Directors. Pursuant to the terms of the Stockholders' Agreement, dated January 13, 2000, by and among Alex J. Mandl, Liberty Media Corporation, Telecom-DTS Investors, L.L.C. and Microwave Services, Inc. ("MSI"), MSI is entitled to fill this vacancy on the Board.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TELIGENT, INC.


Dated:   May 25, 2001                      By: /s/ Stuart H. Kupinsky
                                               -----------------------------
                                           Name:  Stuart H. Kupinsky
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary